Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, George N. Tietjen III, certify that:

(1)

the Annual Report on Form 10-K of the Registrant for the annual period ended December 31, 2016, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer
Dated: March 27, 2017	By:	/s/ George N. Tietjen III
George N. Tietjen III